UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

 Item 8.01 Other Events
NCI Building Systems, Inc. (“NCI” or the “Company”) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Annual Report on Form 10-K for the year ended October 29, 2017 (the “2017 Form 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 18, 2017.
On February 22, 2018, the Company issued a press release announcing changes to NCI’s reportable business segments, effective January 28, 2018, to align with changes in how the Company manages its business, reviews operating performance and allocates resources.
During the first quarter of fiscal 2018, the Company began reporting results under four reportable segments, which are Engineered Building Systems, Metal Components, Insulated Metal Panels and Metal Coil Coating. Previously, operating results for the Insulated Metal Panel product line were included in the Metal Components segment. In addition, CENTRIA’s coil coating operations, which had been included in the Metal Components segment since the Company’s acquisition of CENTRIA in January 2015, are now reported within the Metal Coil Coating segment.
In addition, in the first quarter of fiscal 2018, the Company adopted the Financial Accounting Standards Board Accounting Standards Update (“ASU”) 2015-17, Balance Sheet Classification of Deferred Taxes, and ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, and applied them retrospectively to all periods presented.
The exhibits to this Current Report on Form 8-K supersede the following Items in the 2017 Form 10-K to reflect, retrospectively, the changes resulting from the establishment of the Company’s current segment presentation and the adoption of the ASUs referenced above:

•	Part I, Item 1. Business

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part IV, Item 15. Exhibits and Financial Statement Schedules -

◦	Exhibit 101.INS - XBRL Instance Document

◦	Exhibit 101.SCH - XBRL Taxonomy Extension Schema Document

◦	Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase Document

◦	Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase Document

◦	Exhibit 101.LAB - XBRL Taxonomy Extension Labels Linkbase Document

◦	Exhibit 101.PRE - XBRL Taxonomy Extension Presentation Linkbase Document
All other information in the 2017 Form 10-K is not materially affected by the changes noted above, and as such, remains unchanged. Unaffected items and unaffected portions of the 2017 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report or the Exhibits to this Current Report.
The information in this Current Report and the Exhibits to this Current Report with respect to the Company should be read in conjunction with the 2017 Form 10-K and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended January 28, 2018 and April 29, 2018, which were filed with the SEC on March 8, 2018 and June 7, 2018, respectively. This Current Report and the Exhibits to this Current Report do not reflect events that may have occurred subsequent to December 18, 2017, the date on which the Company filed the 2017 Form 10-K, and does not modify or update in any way the disclosures made in the 2017 Form 10-K other than as required to retrospectively reflect the segment changes and the adoption of ASU’s 2015-17 and 2016-09, as described above. For information on developments since the filing of the 2017 Form 10-K, please refer to the Company's subsequent filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Part I, Item 1. Business
99.2	Part II, Item 6. Selected Financial Data
99.3	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Part II, Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Bradley S. Little
	Name:	Bradley S. Little
	Title:	Interim Chief Financial Officer and Treasurer

Date: August 6, 2018